UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION MICHAEL DYBAS, WILLIAM GRUNZE, and BENJAMIN JASON WAX, Derivatively on Behalf of EXELON CORPORATION, Plaintiff, v. Case No. 23-cv-03318 CHRISTOPHER M. CRANE, JOSEPH DOMINGUEZ, WILLIAM A. VON HOENE, JR., ANTHONY K. ANDERSON, ANN C. BERZIN, LAURIE BRLAS, YVES DE BALMANN, NICHOLAS DEBENEDICTIS, LINDA JOJO, PAUL JOSKOW, ROBERT J. LAWLESS, RICHARD W. MIES, MAYO A. SHATTUCK III, STEPHEN D. STEINOUR, JOHN F. YOUNG, and ANNE R. PRAMAGGIORE, Defendants, - and - EXELON CORPORATION, a Pennsylvania Corporation, Nominal Defendant. Hon. John Robert Blakey STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement dated as of June 9, 2023 (the "Stipulation") is made and entered into by and among the following parties (the "Settling Parties") through their respective counsel: (i) Michael Dybas ("Dybas"), William Grunze ("Grunze"), and Benjamin Jason Wax ("Wax," and collectively with Dybas and Grunze, "Plaintiffs"), Plaintiffs in a shareholder derivative action pending in the U.S. District Court for the Northern District of Illinois, captioned Dybas v. Crane, et al., No. 23-cv-3318 (N.D. Ill. May 25, 2023) (the "Settling “ ” “ ” “ ” “ ” “ ” “ ” “ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 2 of 49 PageID #:4464

Shareholders' Action"); (ii) Christopher M. Crane ("Crane"), Joseph Dominguez, and William A. Von Hoene, Jr., Anthony K. Anderson, Ann C. Berzin, Laurie Brlas, Yves De Balmann, Nicholas DeBenedictis, Linda Jojo, Paul Joskow, Robert J. Lawless, Richard W. Mies, Mayo A. Shattuck III, Stephen D. Steinour, and John F. Young (collectively, "Individual Defendants"); (iii) Exelon Corporation ("Exelon" or the "Company," and collectively with the Individual Defendants, "Defendants"); (iv) the Special Litigation Committee ("SLC") appointed by Exelon's Board of Directors (the "Board"); and (v) the Independent Review Committee ("IRC") of the Board.1 The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims as to the Released Persons upon District Court approval and subject to the terms and conditions hereof. I. SUMMARY OF PLAINTIFFS' FACTUAL ALLEGATIONS Plaintiffs' Verified Shareholder Derivative Complaint (the "Complaint") brings claims, derivatively on behalf of Exelon, against the Individual Defendants as well as certain other current or former directors and/or officers of Exelon and/or its subsidiaries for alleged breaches of fiduciary duty, corporate waste, and unjust enrichment under Pennsylvania law, and for alleged violations of the federal securities laws. Among other things, the Complaint alleges that these claims arise from an allegedly improper or unlawful bribery scheme to secure legislation favorable to the Company. Plaintiffs contend that these alleged breaches of duty and other conduct by the defendants caused various types of alleged damages to the Company. 1 All capitalized terms not otherwise defined shall have the meanings ascribed to them in Section 7.1 herein, and the definitions in Section 7.1 herein shall control over any conflicting definition of a capitalized term. 2 ’ ” “ ” “ ” “ ” “ ” “ ” “ ” ’ “ ” “ ” 1 ’ ’ “ ” 1 Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 3 of 49 PageID #:4465

II. RELEVANT PROCEDURAL HISTORY 1. Litigation Demands on the Board and Company Between March 20, 2020, and May 3, 2022, pursuant to Pennsylvania law, each of Plaintiffs Dybas, Grunze, and Wax made pre-suit litigation demands on the Board. Each of Plaintiffs' Demand Letters (as defined below) asked the Board to undertake an independent investigation and seek redress on behalf of the Company, through litigation, if necessary, in connection with alleged breaches of fiduciary duty and other alleged violations of law, including securities law, by various officers and directors of Exelon and/or its subsidiaries related to the conduct set forth in the July 2020 Deferred Prosecution Agreement ("DPA") entered into by Commonwealth Edison ("ComEd") and the U.S. Attorneys' Office for the Northern District of Illinois. 2. Formation of the SLC In March 2021, pursuant to Section 1783 of the Pennsylvania Business Corporation Law ("PBCL"), which authorizes a corporation to "appoint a special litigation committee to investigate the claims asserted in the demand or action and to determine on behalf of the corporation or recommend to the board whether pursuing any of the claims asserted is in the best interests of the corporation," 15 Pa. C.S. § 1783(a), the Board established the SLC in response to the Demand Letters (as defined below). The Board delegated to the SLC the authority to "investigate and address the alleged breaches of fiduciary duties and other violations by Exelon and ComEd officers and directors related to the conduct described in the [Deferred Prosecution Agreement]" and to "make recommendations to the full Board of Directors . . . including but not limited to whether the prosecution of the derivative claims is in the best interests of the Company." The SLC is comprised 3 ’ “ ” “ ” ’ “ ” “ ” “ ” “ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 4 of 49 PageID #:4466

of three former general counsel who were unaffiliated with the Company and was advised by its own independent counsel. Counsel for the SLC responded to each Demand Letter by confirming that the Board had formed the SLC to evaluate and investigate the allegations raised in the Demand Letters and to make recommendations to the Board regarding the actions the Company should take in response. 3. Books and Records Demands On August 23, 2021, Grunze made a demand on the Company seeking to inspect the Company's corporate books and records pursuant to 15 Pa. C. S. § 1508, and on January 4, 2022, Wax made a similar books and records demand (together, the "Books and Records Demands," and, together with Plaintiffs' Demand Letters and any other demand letters that Exelon's Board or the SLC received demanding the production of books and records and/or the investigation and pursuit of claims against Exelon's current and former officers, directors, and/or third parties relating to the subject of the Settling Shareholders' Action, the Related Derivative Actions (as defined below), the DPA, or the SLC's investigation, the "Demand Letters"). Both of the Books and Records Demands sought the production of corporate records associated with the same allegations asserted and issues raised in the Demand Letters. The Company responded by producing to Grunze and Wax corporate records responsive to certain of the requests in the Books and Records Demands, including minutes, agendas, and materials related to meetings of the Board and its committees. 4. The SLC's Independent Investigation The SLC represents that, over the course of nearly two years, it conducted a thorough, probing, and entirely independent investigation in good faith of all issues raised in the Demand Letters, which included significant document review and a substantial number of witness interviews. Pursuant to Section 1783 of the PBCL, which authorizes an SLC after an appropriate 4 ’ “ ” ’ ’ ’ ’ ’ “ ” ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 5 of 49 PageID #:4467

investigation to "determine that it is in the best interests of the business corporation that . . . some or all of the claims asserted in the demand be settled on terms approved by the committee" and, further, that "some or all of the claims asserted in an action already commenced be settled on terms approved by the committee," 15 Pa. C.S. § 1783(e)(3), (6), in March 2022, the Board further delegated authority to the SLC to "engage in mediation in an attempt to negotiate settlement of the [alleged breaches of fiduciary duties and other alleged violations] on terms the Committee determines are in the best interests of the Company" and "recommend any such settlement to the Board." 5. Formation of the IRC On July 19, 2022, the Board formed the IRC, comprised of disinterested and independent directors, all of whom joined the Board after the matters and conduct at issue in the DPA, in order to ensure that the Board's consideration of the SLC's recommendation(s) would be completely independent and objectively in the best interest of the Company. The Board delegated to the IRC the authority to "(i) receive any recommendation(s), report, or other actual or proposed actions, in whatever form, from the SLC; (ii) consider, on behalf of the Board, whether any recommendation(s), report, or other actual or proposed actions by the SLC is in the best interests of Exelon; (iii) make a recommendation to the Board on (a) whether to accept or reject the SLC's recommendation(s), report, or other actual or proposed actions, in whole or in part, and (b) what determinations, if any, the Board should make pursuant to Section 1783(e) of the Pennsylvania Consolidated Statutes with respect to the [alleged breaches of fiduciary duties and other alleged 5 “ ” “ ” “ ” “ ” ’ ’ “ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 6 of 49 PageID #:4468

violations]; and (iv) engage in settlement negotiations on behalf of the Board and make recommendations to the Board with respect to any proposed settlement." 6. The Clem Derivative Action On July 8, 2021, purported Exelon shareholder James Clem ("Clem") filed a shareholder derivative complaint in the U.S. District Court for the Northern District of Illinois (the "Clem Action") asserting claims for breach of fiduciary duty, unjust enrichment, and violation of securities law against certain of the Individual Defendants and Anne Pramaggiore relating to the conduct set forth in the DPA under the caption, Clem v. Exelon Corp., et al., No. 1:21-cv-03611 (N.D. Ill. Jul. 8, 2021) (the "Clem Complaint"). The Clem Complaint alleged that certain of the Individual Defendants and Pramaggiore engaged in an eight-year illegal bribery scheme to influence Illinois lawmakers to enact legislation favorable to Exelon and made a series of false and misleading statements to the public regarding its successful legislative outcomes by failing to disclose the alleged bribery scheme's existence, which inflated the Company's stock price. On October 12, 2021, the parties filed a joint motion for a temporary stay of the Clem Action pending the SLC's investigation, which the Court granted. Between January 31, 2022, and December 9, 2022, the parties filed additional joint motions to extend the temporary stay pending the SLC's investigation, which the Court granted. On March 9, 2023, as part of a Joint Status Report submitted to the Court, Exelon and certain of the Individual Defendants requested a further extension of the temporary stay by 90 days to permit the SLC to complete its investigation and continue ongoing mediation efforts. On March 27, 2023, the Court entered an order extending the temporary stay to June 9, 2023, and asked the parties to file an updated status report with the Court by May 31, 2023 concerning their mediation efforts and any proposed case management dates. 6 ” “ ” “ ” “ ” ’ ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 7 of 49 PageID #:4469

7. The Nicosia and Coral Springs Derivative Actions On April 26, 2023, purported Exelon shareholder Donna Nicosia ("Nicosia") filed a shareholder derivative complaint in the U.S. District Court for the Northern District of Illinois (the "Nicosia Action") against various current and former officers, directors, and employees of the Company and/or its subsidiaries, as well as third parties, asserting claims for breach of fiduciary duty, unjust enrichment, waste of corporate assets, and violations of securities law under the caption, Nicosia v. Young, et al., No. 1:23-cv-2605 (N.D. Ill. Apr. 26, 2023) (the "Nicosia Complaint"). Similar to the Clem Complaint, the Nicosia Complaint alleged that these defendants failed to exercise appropriate oversight at the Company, condoned or engaged in the alleged eight- year bribery scheme, and made misleading statements regarding the Company's legislative efforts in its proxy filings. On May 1, 2023, another purported Exelon shareholder City of Coral Springs Police Officers' Pension Plan filed a nearly identical derivative complaint, represented by the same counsel, also in the U.S. District Court for the Northern District of Illinois (the "Coral Springs Action," and together with the Clem Action and Nicosia Action, the "Related Derivative Actions"). 8. The Settling Shareholders' Action On May 25, 2023, Plaintiffs filed the above-captioned Settling Shareholders' Action against various current and former officers and directors of the Company and/or its subsidiaries, asserting claims for breach of fiduciary duty, unjust enrichment, and waste of corporate assets under Pennsylvania law, and for violations of the federal securities laws. The Plaintiffs' Complaint contained certain allegations based on non-public corporate records previously obtained in response to the Books and Records Demands. Similar to the Related Derivative Actions, the Settling Shareholders' Action asserts claims for breach of fiduciary duty under Pennsylvania law based on an allegedly improper or unlawful bribery scheme to secure legislation favorable to the 7 “ ” “ ” “ ” ’ ’ “ ” “ ” r ’ r ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 8 of 49 PageID #:4470

Company. The Settling Shareholders' Action further alleges that the defendants made, or failed to prevent the Company from making, misleading statements regarding the Company's legislative efforts and risk management and internal controls in its proxy filings. On June 6, 2023, Judge Blakey granted the SLC's unopposed motion to consolidate the Clem, Nicosia, Coral Springs, and Settling Shareholders' Actions, directing the Clerk of the Court to consolidate the matters and amend the docket to reflect the name of the consolidated action, In re Exelon Corporation Derivative Litigation. III. SETTLEMENT NEGOTIATIONS In April 2022, all purported Exelon shareholders who had submitted Demand Letters, including Plaintiffs Grunze, Wax, and Dybas, as well as Clem, Nicosia, Gary Metts, Melvin Peller, and Pinchus Raul (the "Demand Shareholders"); Exelon and certain of the Individual Defendants; and the SLC together selected and retained the services of the Hon. Layn R. Phillips (Ret.) of Phillips ADR Enterprises ("PADRE"), an experienced and respected mediator ("Judge Phillips" or the "Mediator"). Under the guidance of Judge Phillips and Michelle Yoshida, Esq. of PADRE, the Demand Shareholders, Exelon and certain of the Individual Defendants, the SLC, the IRC, and Defendants' insurers engaged in a mediation process to resolve the allegations, claims, and demands raised in the Demand Letters and the pending Clem Action. In advance of the initial mediation session, the Plaintiffs submitted individual, detailed mediation statements and settlement demands to the Mediator, including a comprehensive proposal to reform Exelon's corporate governance submitted by Plaintiff Grunze. On April 22, 2022, the Demand Shareholders, Exelon and certain of the Individual Defendants, the SLC, and Defendants' insurers participated in an all-day mediation with the Mediator by remote video conference. Although no settlement was reached, settlement negotiations continued thereafter, 8 r ’ ’ ’ r ’ “ ” “ ” “ ” “ ” t ’ ’ t ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 9 of 49 PageID #:4471

including through additional mediation sessions and by the exchange of various proposals to reform Exelon's corporate governance. Following numerous confidential mediation sessions through April 2023, including an all- day in-person mediation with the Demand Shareholders, Exelon and certain of the Individual Defendants, the SLC, the IRC, and Defendants' insurers in New York City on February 17, 2023, the SLC, IRC, Exelon and certain of the Individual Defendants, and Plaintiffs Grunze, Wax, and Dybas reached agreement on April 24, 2023, on terms under which the Settling Parties would agree to this Settlement. The agreed-upon terms, set forth in this agreement and its Exhibit A, include the implementation of robust corporate governance reforms and a reduct ion i n the compensation payab I e to former Exe I on CEO Crane, as well as a monetary payment of $40,000,000.00 to the Company. In the afternoon of April 25, 2023, after all material terms of the Settlement had been agreed upon, Plaintiffs, Exelon and certain of the Individual Defendants, the SLC, the IRC, and Defendants' insurers engaged in another mediation session to negotiate an appropriate award of attorneys' fees be paid to Plaintiffs' Counsel in light of the substantial and material benefits secured for Exelon and its shareholders through the Settlement. At the conclusion of the mediation, the Settling Parties agreed that, in recognition of Plaintiffs' Counsel's role in initiating, prosecuting, and settling the Settling Shareholder's Action and the substantial and material benefits those efforts have conferred upon Exelon and its shareholders, Plaintiffs' Counsel should receive a fee and expense award in the amount of $10,000,000.00. IV. CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT Plaintiffs and Plaintiffs' Counsel believed at all times and continue to believe that the claims asserted in the Settling Shareholders' Action have merit. Plaintiffs and Plaintiffs' Counsel 9 ’ t ’ i i pensat l m l r t ’ ’ ’ ’ l’ l r’ ’ ’ l r ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 10 of 49 PageID #:4472

also recognize the substantial time, expense, and uncertainty inherent in the continued prosecution of the claims through trial and any subsequent appeal, including problems of proof, overcoming the available defenses, the difficulties of proving and measuring damages, and the challenges of collecting on any damages awarded at trial. Based on their thorough investigation and evaluation, Plaintiffs and Plaintiffs' Counsel have determined that the Settlement set forth in this Stipulation is appropriate. Plaintiffs' Counsel's conclusion is based on their extensive and thorough investigation and evaluation of public and non-public information, which included, inter alia: (i) reviewing Exelon's press releases, public statements, SEC filings, and securities analysts' reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Demand Letters and the potential defenses thereto; (iv) preparing litigation demands and preparing and filing a derivative complaint in the Settling Shareholders' Action; (v) reviewing and analyzing relevant pleadings and other documents in the Securities Action and other related litigation, prosecutions and investigations, and evaluating the merits of, and Defendants' liability in connection with, the Securities Action and the Settling Shareholders' Action; (vi) reviewing the Company's existing corporate governance policies and preparing extensive settlement demands detailing proposed corporate governance reforms to strengthen the Company's governance; (vii) participating in mediation sessions and extensive settlement discussions with Defendants' Counsel; (viii) reviewing documents produced in response to the Demand Letters; and (ix) negotiating the term sheet executed by the Settling Parties on May 1, 2023 (the "Term Sheet") and this Stipulation. Plaintiffs' Counsel's assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined over the course of months of 10 ’ ’ l’ ’ t ’ ’ t ’ ’ ’ ’ t ’ “ ” ’ l’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 11 of 49 PageID #:4473

substantive written and verbal exchanges with counsel for Defendants, the SLC and its counsel, the IRC and its counsel, and Judge Phillips in the context of mediation. Based on Plaintiffs' Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs' Counsel concluded that the Settlement set forth in this Stipulation confers substantial and material benefits upon Exelon and its shareholders, including, inter alia, the adoption of the corporate governance reforms reflected in Exhibit A hereto (the "Reforms"), and serves the best interests of Exelon and its shareholders. Accordingly, Plaintiffs have agreed to settle the Settling Shareholders' Action upon the terms and subject to the conditions set forth herein. V. THE INDIVIDUAL DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY The Individual Defendants have denied, and continue to deny, any and all allegations of fault, wrongdoing, liability, or damages whatsoever. Specifically, the Individual Defendants expressly have denied, and continue to deny, each and all of the claims by Plaintiffs or other Exelon shareholders in the Settling Shareholders' Action, the Related Derivative Actions, and the Demand Letters, including, without limitation, any liability arising out of any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Settling Shareholders' Action, the Related Derivative Actions, or the Demand Letters. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Exelon or its shareholders, committed or engaged in any violation of law or improper action whatsoever, or that Plaintiffs, Exelon, or Exelon's shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Settling Shareholders' Action, the Related Derivative Actions, Demand Letters, or otherwise. The Individual Defendants have further asserted, and 11 ’ l’ ’ “ ” l r ’ ’ r ’ ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 12 of 49 PageID #:4474

continue to assert, that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Exelon and its shareholders. In addition, the Individual Defendants maintain that they have meritorious defenses to all claims alleged in the Settling Shareholders' Action, the Related Derivative Actions, and the Demand Letters. The Individual Defendants are entering into the Settlement because they have determined that it is desirable and beneficial to them that the Settling Shareholders' Action be settled in the manner and upon the terms set forth in this Stipulation and that all claims in the Settling Shareholders' Action, the Related Derivative Actions, and the Demand Letters be dismissed with prejudice in accordance with the SLC's determination pursuant to 15 Pa. C.S. § 1783 in order to, among other things, eliminate the burden, inconvenience, expense, uncertainty, and distraction of further litigation, and to finally put to rest and terminate all of the claims that have been, or could have been, asserted against the Defendants in the Settling Shareholders' Action, the Related Derivative Actions, and the Demand Letters. Pursuant to the terms set forth below, this Stipulation (including all of the exhibits hereto), and any acts performed or documents executed pursuant to, or in furtherance of, the Stipulation, including but not limited to the payment of the Settlement Amount defined in paragraph 3.1, shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, wrongdoing, liability, or damage whatsoever or any infirmity in the defenses that the Individual Defendants could have asserted. VI. THE SLC RECOMMENDATION AND IRC AND BOARD APPROVAL On May 18, 2023, the SLC unanimously approved a resolution reflecting its recommendation that the Company should settle and dismiss the claims raised in the Demand Letters, the Settling Shareholders' Action, the Related Derivative Actions, and any other future 12 ’ ’ ’ ’ r ’ r ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 13 of 49 PageID #:4475

action relating to or arising out of the conduct at issue or described in these Actions, the Demand Letters, or the SLC's investigation (together, the "Derivative Actions") on the terms set forth in this Agreement and its Exhibit A, having determined that the Settlement is in the best interests of the Company. The Settling Shareholders' Action and the Related Derivative Actions are related and subject to the SLC's determination under 15 Pa. C. S. § 1783(f), which provides that the Court "shall enforce the determination of the committee" if it determines that the SLC "met the qual ifications" of independence and disinterestedness and "conducted its investigation and made its determination or recommendation in good faith, independently and with reasonable care." 15 Pa. C. S. § 1783(f) (3) (emphas i s added) . Thus, the Settling Parties expect that, given the SLC's independence and robust, good faith investigation, a settlement in the Settling Shareholders' Action will result in a dismissal with prejudice of the Settling Shareholders' Action, the Related Derivative Actions, any other Derivative Action filed hereafter, and resolution of any claims raised in the Demand Letters. On May 19, 2023, the IRC unanimously accepted the SLC's recommendation and further recommended to the full Board that it should accept the SLC's recommendation and approve the Settlement, determining that such action is in the best interests of the Company and consistent with the requirements of the Pennsylvania Consolidated Statutes. On May 22, 2023, the full Board of Exelon unanimously approved a resolution for the Company to enter this Settlement, and authorizing the Company, subject to Court approval, to enter into and take all actions necessary to effectuate the Settlement. VII. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Settling Parties, through their respective counsel, that in exchange for the consideration set forth 13 ’ “ ” r ’ ’ “ ” “ ” “ ” ’ ’ r ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 14 of 49 PageID #:4476

below, the Settling Shareholders' Action and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Settling Shareholders' Action shall be dismissed with prejudice, upon and subject to the terms and conditions of this Stipulation, as follows: 1. Definitions As used in this Stipulation, the following terms have meanings specified below: 1.1 "Exelon" or the "Company" means Exelon Corporation. 1.2 "Board" means the past, present, and future Board of Directors of Exelon. 1.3 "Reforms" means the corporate governance reforms set forth in Exhibit A attached hereto. 1.4 "Exelon Shareholders" means any Person or Persons who owns Exelon common stock as of the date of this Stipulation and continues to own Exelon common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Exelon, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest. "Exelon Shareholder" means, individually, each of the Exelon Shareholders. 1.5 "Defendants" means the Individual Defendants and Exelon. 1.6 "Defendants' Counsel" means the law firm Davis Polk & Wardwell LLP or its successor(s), and any other law firm that appears for Defendants in the Settling Shareholders' Action. 1.7 "Settling Shareholders' Action" means Dybas, et al. v. Crane, et al., No. 23-cv- 3318 (N.D. Ill. May 25, 2023). 1.8 "District Court" means the U.S. District Court for the Northern District of Illinois. 14 r ’ ’ “ ” “ ” “ ” “ ” “ ” “ ” “ ” “ t ’ ” ’ “ r ’ ” “ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 15 of 49 PageID #:4477

1.9 "Effective Date," or the date upon which this Settlement becomes "effective," means the first date by which all of the events and conditions specified in paragraph 7.1 of this Stipulation have been met and have occurred. 1.10 "Fee and Expense Amount" shall have the meaning defined in paragraph 5.1 hereof. 1.11 "Final" means the date upon which the last of the following shall occur with respect to the Judgment entered approving this Stipulation and the Settlement, in a form to be agreed by the Settling Parties: (1) the expiration of the time to file a notice of appeal from the Judgment; (2) if an appeal has been filed or if an appeal is taken, the United States Court of Appeals for the Seventh Circuit has either affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that higher court has either affirmed the underlying Judgment or affirmed the Court of Appeals' decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an "appeal" shall not include any appeal challenging the award of the Fee and Expense Amount or the payment of service awards. Any proceeding or order, or any appeal pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final. 1.12 "IRC Member" means W. Paul Bowers and Marjorie Rodgers Cheshire, each of whom were appointed to the IRC by Exelon's Board of Directors. For the avoidance of doubt, each IRC Member's Related Persons includes, but is not limited to, attorneys for the IRC. 1.13 "Judgment" means the [Proposed] Final Order and Judgment to be rendered by the District Court, in form to be agreed by the Settling Parties. 1.14 "Judge Phillips" or "Mediator" means Hon. Layn R. Phillips of Phillips ADR Enterprises. 15 “ ” “ ” “ ” “ ” l ’ “ ” “ ” ’ r’ “ ” “ ” “ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 16 of 49 PageID #:4478

1.15 "Notice" means the Notice of Pendency and Proposed Settlement of Consolidated Derivative Action, in a form to be agreed by the Settling Parties. 1.16 "Person" or "Persons" means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assigns. 1.17 "Plaintiffs" means, collectively, Michael Dybas, William Grunze, and Benjamin Jason Wax. 1.18 "Plaintiffs' Counsel" means Kahn Swick & Foti, LLC; The Weiser Law Firm, P.C.; Shuman, Glenn & Stecker; Pomerantz LLP; Heffner Hurst; and any other law firm that appears for the Plaintiffs in the Settling Shareholders' Action. 1.19 "Related Persons" means: (i) with regard to any individual, his or her respective spouses, marital communities, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners of partnerships, joint ventures, member firms, limited liability companies, corporations, predecessors, successors, and assigns or other individual or entity in which such individual has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, and commercial bankers; and (ii) with regard to 16 “ ” “ ” “ ” “ ” “ ’ ” ’ “ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 17 of 49 PageID #:4479

any entity (i.e., non-individual), its respective past or present agents, officers, directors, attorneys, accountants, auditors, advisors, consultants, partners, controlling shareholders, joint venturers, fiduciaries, partners, partnerships, general or limited partners of partnerships, joint ventures, member firms, limited liability companies, corporations, related or affiliated entities, employees, affiliates, predecessors, successors, parents, subsidiaries, and assigns. 1.20 "Released Claims" means all Released Plaintiffs' Claims and all Released Defendants' Claims. 1.21 "Released Persons" means all Persons released of any Released Claims or otherwise subject to any releases contained herein. 1.22 Subject to paragraph 6.4 herein, "Released Plaintiffs' Claims" means any and all claims, actions, demands, rights, causes of action, suits, obligations, debts, judgments, agreements, promises, damages, losses, controversies, costs, penalties, expenses or attorney fees, and liabilities of every nature and description (including Unknown Claims as defined in paragraph 1.33 below), whether known or unknown, contingent or absolute, liquidated or not liquidated, accrued or unaccrued, suspected or unsuspected, concealed or hidden, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, based in law or equity, or based on contract, tort, breach of duty, or any other legal or equitable theory, which now exist, heretofore or previously existed, or may hereafter exist, including, but not limited to, any claims arising under federal, state, common, or foreign law, statute, rule or regulation, or other legal or equitable claims of fraud, intentional misrepresentation, negligent misrepresentation, negligence, gross negligence, breach of duty, or breach of contract, that were brought, or could have been brought, directly, derivatively, or otherwise, that concern, arise out of, relate to, refer to, are based upon, are the subject matter of, or are related in any way to the allegations, actions, conduct, events, transactions, 17 “ ” ’ t ’ “ ” “ ’ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 18 of 49 PageID #:4480

facts, matters, occurrences, representations, statements, misrepresentations, practices, omissions, or claims that were, could have been, or in the future can or might be alleged, asserted, set forth, claimed, embraced, involved or referred to in, or that arise out of or relate to the institution, prosecution, investigation, assertion, settlement, or resolution of, the Settling Shareholders' Action, the Related Derivative Actions, the Demand Letters, or the SLC's investigation, as against SLC Members and their Related Persons, IRC Members and their Related Persons, and Defendants and their Related Persons, including, without limitation, all of Exelon's subsidiaries and affiliates, and all current and former employees, officers, directors, advisors, attorneys, insurers, co-insurers, reinsurers, SLC Members, IRC Members, agents, consultants, and advisors of Exelon and its subsidiaries and affiliates, including but not limited to all individuals identified as potential defendants in the Demand Letters, and each of their respective counsel. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. The Settlement also is not conditioned upon the settlement, or the approval of the settlement, of any other lawsuits or claims. 1.23 Subject to paragraph 6.4 herein, "Released Defendants' Claims" means any and all claims, actions, demands, rights, causes of action, suits, obligations, debts, judgments, agreements, promises, damages, losses, controversies, costs, penalties, expenses or attorney fees, and liabilities of every nature and description (including Unknown Claims as defined in paragraph 1.33 below), whether known or unknown, contingent or absolute, liquidated or not liquidated, accrued or unaccrued, suspected or unsuspected, concealed or hidden, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, based in law or equity, or based on contract, tort, breach of duty, or any other legal or equitable theory, which now exist, heretofore or previously existed, or may hereafter exist, including, but not limited to, any claims arising under 18 l r ’ ’ ’ “ t ’ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 19 of 49 PageID #:4481

federal, state, common, or foreign law, statute, rule or regulation, or other legal or equitable claims of fraud, intentional misrepresentation, negligent misrepresentation, negligence, gross negligence, breach of duty, or breach of contract, that were brought, or could have been brought directly, derivatively, or otherwise, that concern, arise out of, relate to, refer to, are based upon, are the subject matter of, or are related in any way to the allegations, actions, conduct, events, transactions, facts, matters, occurrences, representations, statements, misrepresentations, practices, omissions, or claims that were, could have been, or in the future can or might be alleged, asserted, set forth, claimed, embraced, involved or referred to in, or that arise out of or relate to the institution, prosecution, investigation, assertion, settlement, or resolution of, the Settling Shareholders' Action, the Related Derivative Actions, the Demand Letters, or the SLC's investigation, as against Plaintiffs and their Related Persons, Plaintiffs' Counsel and their Related Persons, the SLC Members and their Related Persons, the IRC Members and their Related Persons, and Defendants and their Related Persons, including, without limitation, all of Exelon's subsidiaries and affiliates, and all current and former employees, officers, directors, advisors, attorneys, SLC Members, IRC Members, agents, consultants, and advisors of Exelon and its subsidiaries and affiliates, including but not limited to all individuals identified as potential defendants in the Demand Letters, and each of their respective counsel. Notwithstanding the foregoing or anything else in this Stipulation, the Released Defendants' Claims shall not include (i) any claims held by Exelon or its Related Persons (x) against Anne Pramaggiore and/or Fidel Marquez by Exelon or its Related Persons to withhold, clawback, or otherwise recover compensation or other monies previously paid or owed to Anne Pramaggiore or Fidel Marquez in connection with their employment at Exelon and/or its subsidiaries, (y) against Anne Pramaggiore and/or John Hooker by Exelon or its Related Persons to recover or otherwise recoup legal fees or other monies advanced or paid in connection with the 19 r ’ ’ ’ ’ t ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 20 of 49 PageID #:4482

action captioned United States of America v. McClain, et al., Case No. 1:20-cr-00218 (N.D. Ill.) and any related appeals or cases, and (z) against Fidel Marquez by Exelon or its Related Persons to recover or otherwise recoup legal fees or other monies advanced; (ii) any claims held by the Defendants or their Related Persons for advancement or indemnification under Exelon's Articles of Incorporation, Exelon's By-Laws, the Undertakings, or otherwise, and any defenses or counter- claims that could be asserted by any Person in connection with such claims; or (iii) any claims for coverage against an insurer under an applicable insurance policy by Exelon, any of its current or former directors, officers, employees, or any other Person. For the avoidance of doubt, to the extent any claim has not been released by Exelon or its Related Persons in this Stipulation, nothing in this Stipulation permits or gives to Exelon shareholders the right to maintain or pursue any such claim(s) derivatively on Exelon's behalf. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. The Settlement also is not conditioned upon the settlement, or the approval of the settlement, of any other lawsuits or claims. 1.24 "Releasing Defendants' Persons" means each and all of the Individual Defendants, Exelon, SLC Members, IRC Members, and each and all of their Related Persons, including, without limitation, all of Exelon's subsidiaries and affiliates, and all current and former employees, officers, directors, advisors, attorneys, SLC Members, IRC Members, agents, consultants, and advisors of Exelon and its subsidiaries and affiliates, including but not limited to all individuals identified as potential defendants in the Demand Letters, and each of their respective counsel. "Releasing Defendants' Person" means, individually, each of the Releasing Defendants' Persons. 1.25 "Releasing Plaintiffs' Persons" means each and all of the Plaintiffs, Exelon Shareholders (including all Exelon Shareholders who sent Demand Letters and who filed the 20 ’ ’ ’ “ t ’ ” ’ “ t ’ ” t ’ “ ’ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 21 of 49 PageID #:4483

Related Derivative Actions), and each and all of their Related Persons. "Releasing Plaintiffs' Person" means, individually, each of the Releasing Plaintiffs' Persons. 1.26 "Releasing Persons" means all Releasing Plaintiffs' Persons and all Releasing Defendants' Persons. 1.27 "Securities Action" means the securities class action captioned Flynn v. Exelon Corp., Case No. 1:19-cv-08209 (N.D. Ill.). 1.28 "Settlement" means the resolution of the Settling Shareholders' Action and Released Claims in accordance with the terms and conditions set forth in this Stipulation and its exhibits. 1.29 "Settlement Hearing" means any hearing or hearings at which the District Court will consider final approval of the Settlement. 1.30 "SLC Member" means Virginia Fogg, Janet Langford Carrig, and Michele Coleman Mayes, each of whom were appointed to the SLC by Exelon's Board of Directors. For the avoidance of doubt, each SLC Member's Related Persons includes, but is not limited to, attorneys for the SLC. 1.31 "Summary Notice" means the Summary Notice of Pendency and Proposed Settlement, in a form to be agreed by the Settling Parties. 1.32 "Undertakings" means the (i) Tolling and Standstill Agreement between Exelon and ComEd, and Anne Pramaggiore (executed May 15, 2021); (ii) Tolling and Standstill Agreement between Exelon and ComEd, and Fidel Marquez (executed Aug. 19, 2021); (iii) Undertaking Agreement between Exelon and ComEd, and Anne Pramaggiore (executed Sept. 3, 2021); (iv) Undertaking Agreement between ComEd and John Hooker (executed Oct. 7, 2021); 21 “ ’ ” ’ “ ” ’ t ’ “ ” l “ ” r ’ “ ” “ ” ’ r’ “ ” “ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 22 of 49 PageID #:4484

and (v) Undertaking Agreement between Exelon and ComEd, and Fidel Marquez (executed Oct. 1, 2021). 1.33 "Unknown Claims" means any and all claims that Exelon, any Plaintiff, Exelon Shareholder, Individual Defendant, or Releasing Person does not know or suspect to exist in his, her, or its favor, or in favor of Exelon derivatively, at the time of the release of such claims, including claims that, if known by him, her, or it, might have affected his, her, or its settlement and release of the Released Claims. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Person releasing the claims shall expressly waive, and shall be deemed to have waived, and by operation of the Judgment, shall have expressly waived, any and all provisions, rights, and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties acknowledge that the person releasing the claims may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, heretofore existed, 22 “ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 23 of 49 PageID #:4485

or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of this Settlement of which this release is a part. 2. Adoption of Corporate Governance and Other Reforms 2.1 The Exelon Board will adopt, implement, and maintain the Reforms upon the terms and conditions set forth in Exhibit A attached hereto within 120 days of the Effective Date. Unless otherwise indicated in Exhibit A, Exelon will maintain the Reforms for a period of no less than five (5) years from the Effective Date. 2.2 If any of the Reforms set forth in Exhibit A should conflict with any applicable law(s), rule(s), or regulation(s), or the reasonable exercise of the Company's or its officers' or directors' fiduciary duties, the Company will comply with such applicable law(s), rule(s), or fiduciary duties, notwithstanding any provision herein. 3. Settlement Consideration 3.1 In consideration for the full and fmal release, settlement, and discharge of any and all Released Plaintiffs' Claims and the dismissal with prejudice of the Settling Shareholders' Action on the terms and conditions set forth in this Stipulation: a) A monetary component of $40,000,000.00 (the "Settlement Amount") will be paid to the Company by Defendants' insurers on behalf of their insureds, of which $10,000,000.00 is the Fee and Expense Amount to be paid to Plaintiffs' Counsel; and b) Exelon will implement, and/or continue to implement the Reforms detailed in Exhibit A. These Reforms include, without limitation, reforms to Exelon's compliance policies and other compliance-related reforms, Board composition 23 ’ ’ ’ in ’ r ’ “ ” t ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 24 of 49 PageID #:4486

reforms, and a $4, 249,809 reduction in the payout of Defendant Crane' s 2020-2022 performance share award. 3.2 Defendants' insurers' payment of the Settlement Amount as provided in paragraphs 3.1(a) and 5.2 of this Stipulation shall constitute full and final satisfaction of all of the Released Plaintiffs' Claims. Defendants' sole monetary contribution pursuant to paragraphs 3.1(a) and 5.2 shall be paid by Defendants' insurers on behalf of their insureds, and Defendants shall not be liable for any other amounts. 4. Notice and Approval 4.1 After execution of this Stipulation, the SLC will file with the Court a motion for preliminary approval accompanied by this Stipulation, the SLC's report, and all other documents necessary to ultimately effectuate final Court approval of the proposed Settlement in the Settling Shareholders' Action under 15 Pa. C.S. § 1783, and will apply for entry of an order preliminarily approving the Settlement in a form to be agreed by the Settling Parties. 4.2 After the Settlement is preliminarily approved by the District Court, Exelon shall provide notice to Exelon Shareholders pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. 4.3 Notice shall consist of the approved Notice of Pendency and Proposed Settlement of Consolidated Derivative Action (the "Notice"), which shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing, as well as a Summary Notice of Pendency and Proposed Settlement ("Summary Notice"), both notices in a form to be agreed by the Settling Parties. 4.4 Within ten (10) calendar days after receiving preliminary approval of the Settlement, at Defendants' expense, (i) Exelon shall publish or cause to be published a short-form notice once 24 o i t ef r ’ orm a t ’ ’ ’ t ’ t ’ ’ ’ “ ” “ ” t ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 25 of 49 PageID #:4487

in Investor's Business Daily or a similar online publication; (ii) Exelon shall publish or cause to be published the same short-form notice via a national wire service; (iii) Exelon shall post a long- form notice and Settlement Agreement (with exhibits thereto) on the Investor Relations portion of the Company's website; and (iv) Exelon shall file with the U.S. Securities and Exchange Commission a Form 8-K regarding the Settlement. The short-form notice and long-form notice shall be in a form acceptable to all Settling Parties, and the short-form notice shall provide a link to the Investor Relations portion of Exelon's website where the long-form notice and Settlement Agreement (with exhibits thereto) may be viewed, which link shall be maintained through the date of the hearing for the Court to determine whether to finally approve the Settlement. Defendants or Defendants' insurers shall pay for the costs associated with providing the notice above, and any other form and manner of notice required by the Court. 4.5 Following the passage of the applicable notice period, the Settling Parties shall promptly and jointly request that the District Court enter an order and final judgment, in a form to be agreed by the Settling Parties, providing final approval of the Settlement and dismissal of the Settling Shareholders' Action with prejudice. 4.6 The Settling Parties agree to cooperate and work in good faith to take all further actions necessary to effectuate the dismissal of the Settling Shareholders' Action, and any other actions concerning the same subject matter as the Settling Shareholders' Action, including the Related Derivative Actions, with prejudice and in accordance with the SLC's determination pursuant to 15 Pa. C.S. § 1783. 4.7 Pending the Effective Date, the Settling Parties agree that all proceedings and discovery in the Settling Shareholders' Action should continue to be stayed (with the exception of 25 t r’ ’ ’ t ’ ’ r ’ ’ ’ r ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 26 of 49 PageID #:4488

the proceedings necessary to effectuate the consummation and final approval of the Settlement), and not to initiate any other proceedings other than those related to the Settlement itself. 5. Plaintiffs' Counsel's Separately Negotiated Fee and Expense Amount 5.1 In recognition of Plaintiffs' Counsel's role in initiating, prosecuting and settling the Settling Shareholders' Action and the substantial and material benefits those efforts have conferred upon Exelon and its shareholders, Exelon agrees that Plaintiffs' Counsel should receive a fee and expense award in the amount of $10,000,000.00, subject to Court approval (the "Fee and Expense Amount"). Plaintiffs and Plaintiffs' Counsel agree not to request that any greater amount be awarded to Plaintiffs' Counsel by the Court and not to seek the payment of attorneys' fees and expenses from any Person or entity other than Defendants' insurers. 5.2 The Parties acknowledge and agree that any Fee and Expense Amount in connection with the Settlement shall be paid by Defendants' insurers on behalf of their insureds to Plaintiffs' Counsel, via wire transfer or check at the option of Defendants' insurers, from the Settlement Amount, to an escrow account (the "Escrow Account") controlled jointly by Plaintiffs' Counsel no later than fourteen (14) days before the later of: (i) the Settlement Hearing; and (ii) receipt of payee information, check and/or wire instructions as applicable, and tax identification information for the payment from Plaintiffs' Counsel. Any Fee and Expense Amount shall be paid out of, and not be in addition to, the Settlement Amount defined in paragraph 3.1. 5.3 The payment of any Fee and Expense Amount to Plaintiffs' Counsel shall be subject to the joint and several obligations of Plaintiffs' Counsel to: a) in the event the Settlement is terminated or cancelled pursuant to paragraph 7.3, make full refund of any such payment to Defendants' insurers, which will be distributed to 26 ’ l’ ’ l’ r ’ ’ “ ” ’ ’ ’ t ’ t ’ ’ t ’ “ ” ’ ’ ’ ’ t ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 27 of 49 PageID #:4489

Defendants' insurers in accordance with instructions to be provided by the Defendants' Counsel; and b) in the event the Fee and Expense Amount is reduced or reversed as a result of any appeal or further proceedings on remand or successful collateral attack and such order reducing or reversing the award has become final, pay to Exelon, in accordance with instructions to be provided by Exelon's counsel, the portion of any such reduction or reversal. 5.4 Plaintiffs' Counsel, in their sole discretion, shall be responsible for distributing the Fee and Expense Amount among Plaintiffs' Counsel. Any fees or expenses associated with Plaintiffs' Counsel's distribution of the Fee and Expense Amount shall be borne solely by Plaintiffs' Counsel. Defendants and their respective counsel shall have no responsibility for, and no liability whatsoever with respect to, the distribution or allocation of the Fee and Expense Amount. Plaintiffs' Counsel agree that any disputes regarding the allocation of the Fee and Expense Amount, including any disputes regarding reimbursement of expenses, among them shall be presented to and be mediated, and, if necessary, finally decided and resolved, by Judge Phillips on the terms and subject to the processes and procedures set forth by the Mediator. The Mediator's fees and costs for any such mediation and/or arbitration shall be borne solely by Plaintiffs' Counsel and allocated among Plaintiffs' Counsel by agreement or as finally determined by the Mediator. Any dispute regarding the distribution or allocation of the Fee and Expense Amount shall have no effect on the Settlement or the releases. 5.5 Except as otherwise provided herein or except as provided pursuant to indemnification or insurance rights, each of the Settling Parties shall bear his, her, or its own costs, expenses, and attorneys' fees. 27 t ’ t ’ ’ ’ ’ ’ l’ ’ ’ t r’ ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 28 of 49 PageID #:4490

5.6 The amount of any Fee and Expense Amount shall be subject to Court approval, which shall not be a precondition to the Court's approval of the Settlement. Any changes by any court, including this Court, to the negotiated amount of any Fee and Expense Amount, or to any service awards, will not otherwise affect the finality of the Judgment or the validity of the Settlement, and the Settling Parties' obligations under the Settlement (except with respect to the payment of attorneys' fees and expenses) shall not be conditioned on the resolution of, nor any ruling regarding, any Fee and Expense Amount, including any service awards. Any orders or proceedings relating to any request for a Fee and Expense Amount or service award, or any appeal from any orders or proceedings relating thereto, shall not affect the validity of the Settlement, operate to terminate or cancel the Stipulation, and/or affect or delay either the Effective Date or the finality of the Judgment approving the Settlement. 5.7 In light of the substantial and material benefits they created for Exelon and its shareholders, each of the Plaintiffs may apply for Court-approved service awards in the amount of $5,000.00 each (the "Service Awards"). The Service Awards shall be funded exclusively from the Fee and Expense Amount. Defendants shall take no position on whether the Court should approve the Service Awards, and Defendants shall have no obligation to pay any such Service Award. 6. Releases 6.1 The Settling Shareholders' Action shall be dismissed with prejudice by each Plaintiff respectively, who shall move within three (3) calendar days after the Effective Date to dismiss the action with prejudice. 6.2 Upon the Effective Date, each of the Releasing Plaintiffs' Persons and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally and forever released, relinquished, discharged, 28 t’ ’ ’ “ ” r ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 29 of 49 PageID #:4491

and dismissed with prejudice the Released Plaintiffs' Claims against each and all of the SLC Members and their Related Persons, the IRC Members and their Related Persons, and Defendants and their Related Persons, including, without limitation, all of Exelon's subsidiaries and affiliates, and all current and former employees, officers, directors, advisors, attorneys, insurers, co-insurers, reinsurers, SLC Members, IRC Members, agents, consultants, and advisors of Exelon and its subsidiaries and affiliates, including but not limited to all individuals identified as potential defendants in the Demand Letters, and each of their respective counsel. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. Upon the Effective Date, the Releasing Plaintiffs' Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Plaintiffs' Claims against any Person released pursuant to this paragraph. The Releasing Plaintiffs' Persons are aware of the California Civil Code §1542 and expressly waive and relinquish any rights or benefits available to them under this statute and any rights or benefits conferred by any law of the United States, or any state or territory thereof, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542. 6.3 Upon the Effective Date except as expressly provided in paragraph 6.4 herein, each of the Releasing Defendants' Persons, and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, fmally, unconditionally and forever released, relinquished, discharged, and dismissed with prejudice the Released Defendants' Claims against one another and against each and all of Plaintiffs and their Related Persons, Plaintiffs' Counsel and their Related Persons, the SLC Members and their Related Persons, the IRC Members and their Related Persons, and Defendants and their Related Persons, 29 ’ ’ ’ ’ ’ t ’ in t ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 30 of 49 PageID #:4492

including, without limitation, all of Exelon's subsidiaries and affiliates, and all current and former employees, officers, directors, advisors, attorneys, SLC Members, IRC Members, agents, consultants, and advisors of Exelon and its subsidiaries and affiliates, including but not limited to all individuals identified as potential defendants in the Demand Letters, and each of their respective counsel. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. Upon the Effective Date, the Releasing Defendants' Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Defendants' Claims against any Person released pursuant to this paragraph. The Releasing Defendants' Persons are aware of the California Civil Code §1542 and expressly waive and relinquish any rights or benefits available to them under this statute and any rights or benefits conferred by any law of the United States, or any state or territory thereof, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542. 6.4 Notwithstanding anything else in this Section or anything else in this Stipulation, nothing in this Stipulation shall (i) alter any pre-existing contractual agreements between Exelon and Exelon's Related Persons except as expressly set forth in subsection (iv) of this Paragraph 6.4; (ii) alter any Defendants' or their Related Persons' rights under Exelon's Articles of Incorporation, Exelon's Bylaws, or the Undertakings, except as expressly set forth in this Section; (iii) release or impair any claims for coverage against an insurer under an applicable insurance policy by Exelon, any of its current or former directors, officers, employees, or any other Person; (iv) release or impair any claims (x) against Anne Pramaggiore and/or Fidel Marquez by Exelon or its Related Persons to withhold, clawback, or otherwise recover compensation or other monies previously 30 ’ t ’ t ’ t ’ ’ t ’ ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 31 of 49 PageID #:4493

paid or owed to Anne Pramaggiore or Fidel Marquez in connection with their employment at Exelon and/or its subsidiaries. (y) against Anne Pramaggiore and/or John Hooker by Exelon or its Related Persons to recover or otherwise recoup legal fees or other monies advanced or paid to them in connection with the action captioned United States of America v. McClain, et al., Case No. 1:20-cr-00218 (N.D. Ill.) and any related appeals or cases, and (z) against Fidel Marquez by Exelon or its Related Persons to recover or otherwise recoup legal fees or other monies advanced; (v) release or impair any claims held by the Defendants or their Related Persons for advancement or indemnification under Exelon's Articles of Incorporation, Exelon's By-Laws, the Undertakings, or otherwise, and any defenses that could be asserted by any Person in connection with such claims; (vi) release or impair any claims that were asserted in the Securities Action, which are subject to the Stipulation of Settlement filed with the Court in the Securities Action on May 26, 2023 (Dkt. 193); or (vii) impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. For the avoidance of doubt, to the extent any claim has not been released by Exelon or its Related Persons in this Stipulation, nothing in this Stipulation permits or gives to Exelon shareholders the right to maintain or pursue any such claims derivatively on Exelon's behalf. 7. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 7.1 The Effective Date shall be conditioned on the occurrence of all of the following events: a) District Court approval of the method of providing the Notice to Exelon Shareholders as set forth in paragraph 4 herein, in a form to be agreed by the Settling Parties, or such other method of providing Notice to Exelon Shareholders as is ordered by the District Court; b) dissemination of the Notice, as authorized by the District Court; 31 ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 32 of 49 PageID #:4494

c) entry of the Judgment, in a form to be agreed by the Settling Parties, approving the Settlement without awarding costs to any party, except as provided herein; and d) the passing of the date upon which the Judgment becomes Final. 7.2 If any of the conditions specified above in paragraph 7.1 are not met, then this Stipulation shall be canceled and terminated subject to paragraph 7.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation. 7.3 If for any reason the Effective Date does not occur, the Judgment does not become Final, or the Judgment is reversed or modified in any material respect, or if this Stipulation is canceled or terminated for any other reason, and such reversal, modification, cancellation or termination, becomes final and not subject to review, (a) all Settling Parties shall be restored to their respective positions in the Settling Shareholders' Action that existed immediately prior to the date of execution of this Stipulation; (b) all Releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) Plaintiffs' Counsel, including their law firms, partners, and/or shareholders, and Plaintiffs, who have received any portion of the Fee and Expense Amount shall within twenty (20) business days after written notification from Exelon's Counsel or from a court of appropriate jurisdiction, refund to Defendants all such fees and expenses previously paid to Plaintiffs or Plaintiffs' Counsel, including any service awards, according to written instructions from Exelon's counsel consistent with such reversal, modification, cancellation or termination; (d) Exelon shall refund to Defendants' insurers the Settlement Amount paid by Defendants' insurers pursuant to paragraph 3.1(a); (e) the terms and provisions of this Stipulation (other than those set forth in paragraphs 5.2, 7.2, 7.3, 8.4, and 8.5 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Settling Shareholders' Action or in any other proceeding for any 32 ’ ’ ’ ’ ’ t ’ t ’ r ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 33 of 49 PageID #:4495

purpose; and (f) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Settling Shareholders' Action, or in any other action or proceeding. 7.4 No order of the District Court concerning the Fee and Expense Amount or the service awards (or modification, or reversal on appeal of any order of the District Court concerning the Fee and Expense Amount or the service awards) shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. 8. Miscellaneous Provisions 8.1 The Settling Parties (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation expeditiously. 8.2 The Settling Parties intend this Settlement to be a fmal and complete resolution of all disputes between and among the Releasing Persons arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Releasing Person as to the merits of any claim, allegation, or defense. The Defendants acknowledge that the Settling Shareholders' Action was filed in good faith, was not frivolous, and is being settled voluntarily by the Defendants. The Parties agree that throughout the course of the litigation, all parties and their counsel complied with the provisions of Federal Rule of Civil Procedure 11 and all similar state law provisions. The Judgment shall 33 ’ in r ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 34 of 49 PageID #:4496

contain a finding that, during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of the Settling Shareholders' Action. No Settling Party or Related Person of a Settling Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure, or any other similar laws relating to the institution, prosecution, defense, and/or settlement of the Settling Shareholders' Action. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with legal counsel who could assess the strengths and weaknesses of their respective clients' claims or defenses. 8.3 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that Exelon, the Individual Defendants, and any Releasing Defendants' Person may seek to prevent, dismiss, or stay any other action or claims brought seeking to assert any Released Claims. 8.4 Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (a) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Plaintiffs' Claims, or of any fault, wrongdoing, or liability of the Releasing Defendants' Persons or Exelon; (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Releasing Defendants' Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (c) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, 34 r ’ ’ ’ t ’ ’ t ’ t ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 35 of 49 PageID #:4497

admission, or evidence against Plaintiffs that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Nothing in this Section, however, shall prevent the Released Persons from filing this Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. This provision shall remain in force in the event that the Term Sheet or Settlement is terminated for any reason whatsoever, in accordance with its terms. 8.5 All confidentiality designations and agreements made between or amongst any or all of the Settling Parties, including the confidentiality agreement governing the Settling Parties' mediation, any confidentiality agreements entered in connection with the Books and Records Demands, and any orders entered during the course of the Settling Shareholders' Action relating to the confidentiality of documents or information, shall continue in force and are not superseded or altered by the Settlement. 8.6 Within thirty (30) days of the Final Approval of the Settlement, Plaintiffs' Counsel shall each certify that they have destroyed any documents obtained from the Defendants that were marked Confidential in connection with the Settling Shareholders' Action and/or produced in response to the Books and Records Demands. 8.7 All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 35 j ’ ’ ’ r ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 36 of 49 PageID #:4498

8.8 In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail. 8.9 This Stipulation may be amended or modified only by a written instrument signed by, or on behalf of, all Settling Parties or their respective successors-in-interest. 8.10 This Stipulation shall be deemed drafted equally by all parties hereto. 8.11 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. 8.12 The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Settling Shareholders' Action (including, without limitation, the Term Sheet), and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. 8.13 It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each Settling Party or believed by such party to be true; each Settling Party, therefore, expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective, and not subject to termination by reason of any such different facts or law. 8.14 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, Exelon, Defendants' Counsel, Plaintiffs, and Plaintiffs' Counsel, shall bear their own 36 ’ t ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 37 of 49 PageID #:4499

fees, costs, and expenses, subject to any applicable advancement or indemnification obligations of Exelon. 8.15 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions. 8.16 Plaintiffs represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. 8.17 Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto, hereby warrants that such Person has the full authority to do so. 8.18 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons, and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, legal representatives, and any corporation or other entity into or with which any Settling Party merges, consolidates, or reorganizes. 8.19 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party. 8.20 The Stipulation and the exhibits attached hereto may be executed in one or more counterparts. An electronic, facsimiled, or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts, including electronic, facsimile, and/or 37 Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 38 of 49 PageID #:4500

PDF counterparts, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the District Court. 8.21 Without affecting the finality of the Judgment entered in accordance with this Stipulation, the District Court shall retain exclusive jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the exclusive jurisdiction of the District Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the Judgment, and for matters arising out of, concerning, or relating thereto. 8.22 The rights and obligations of the Settling Parties to the Stipulation and the construction, interpretation, operations, effect, and validity of the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the Commonwealth of Pennsylvania without giving effect to Pennsylvania's choice-of-law principles. 8.23 The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 8.24 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection. 8.25 Without further order of the District Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. 38 i ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 39 of 49 PageID #:4501

DocuSign Envelope ID: 00A84836-4122-4EF5-AD0B-F8DA7CD1E230
Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 40 of 49 PageID #:4502

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys.

Dated: June 9, 2023

____
James P. Rouhandeh
Edmund Polubinski III
Mari Grace (Byrne)
DAVIS POLK & WARDWELL LLP
450 Lexington Avenue
New York, NY 10021
(212) 450-4000
rouhandeh@davispolk.com
edmund.polubinski@davispolk.com
mari.grace@davispolk.com

Counsel for Defendants

/s/ Melinda A. Nicholson
____
Melinda A. Nicholson
Kahn Swick & Foti, LLC
1100 Poydras Street, Suite 960
New Orleans, LA 70163
(504) 455-1400
melinda.nicholson@ksfcounsel.com

Counsel for William Grunze

DocuSigned by:
James Ficaro
94D99774A00141A...
____
James Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Drive, Suite 400
West Conshohocken, PA 19428
(610) 225-0206
jficaro@weiserlawfirm.com

Counsel for Michael Dybas

/s/ Rusty E. Glenn
____
Rusty E. Glenn
Shuman, Glenn & Stecker
600 17th Street, Suite 2800 South
Denver, CO 80202
(303) 861-3003
rusty@shumanlawfirm.com

-and-

Gustavo F. Bruckner
Pomerantz LLP
600 Third Avenue
New York, NY 10016
(212) 661-1100
gfbruckner@pomlaw.com

Counsel for Benjamin Jason Wax

39

Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 41 of 49 PageID #:4503

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys.

Dated: June 9, 2023

James P. Rouhandeh
Edmund Polubinski III
Mari Grace (Byrne)
DAVIS POLK & WARDWELL LLP
450 Lexington Avenue
New York, NY 10021
(212) 450-4000
rouhandeh@davispolk.com
edmund.polubinski@davispolk.com
mari.grace@davispolk.com

Counsel for Defendants

Melinda A. Nicholson
Kahn Swick & Foti, LLC
1100 Poydras Street, Suite 960
New Orleans, LA 70163
(504) 455-1400
melinda.nicholson@ksfcounsel.com

Counsel for William Grunze

James Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Drive, Suite 400
West Conshohocken, PA 19428
(610) 225-0206
jficaro@weiserlawfirm.com

Counsel for Michael Dybas

Rusty E. Glenn
Shuman, Glenn & Stecker
600 17th Street, Suite 2800 South
Denver, CO 80202
(303) 861-3003
rusty@shumanlawfirm.com

-and-

Gustavo F. Bruckner
Pomerantz LLP
600 Third Avenue
New York, NY 10016
(212) 661-1100
gfbruckner@pomlaw.com

Counsel for Benjamin Jason Wax

39

John F. Savarese Ian Boczko Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, NY 10019 (212) 403-1235 JFSavarese@wlrk.com iboczko@wlrk.com Counsel for the Independent Review Committee of the Board of Exelon Corporation 40 David Kistenbr Joni Jacobsen Dechert LLP 35 West Wacker Drive, Suite 3400 Chicago, IL 60601 (312) 646 5811 david.kistenbroker@dechert.com joni.jacobsen@dechert.com Counsel for the Special Litigation Committee of the Board of Exelon Corporation Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 42 of 49 PageID #:4504

EXHIBIT A TO STIPULATION AND AGREEMENT OF SETTLEMENT Management and Corporate Governance Reforms A. Reforms to Exelon's Compliance Policies 1. Add language prohibiting "rewarding" Public Officials to Section 3.1.1 of the Interactions with Public Officials Policy. 2. Supplement Exelon's Employment Referral Policy with the following provisions, which will be in effect for a period of five years: i. Prohibit the hiring of any candidate subject to a known Request from or on behalf of a Public Official; the approval process exception in Section 3.3 of the Employment and Vendor Referral Policies shall not apply; ii. Clarify that the Employment Referral Policy does not prohibit the Company from affirmatively requesting information from any candidate's current and/or former employer(s); iii. Clarify that the Employment Referral Policy also applies to potential Board members of Exelon and any of its subsidiaries; and iv. To the extent that the Company believes that it is in its best interest to make an exception to this Policy, the Policy should provide that the exception must be approved by a majority of Exelon's independent directors. v. With respect to each exception considered by the Board's independent directors, discussion and findings shall be specifically memorialized in the Board minutes, including but not limited to: (i) the identity of the Public Official making the Request, (ii) the identity of the candidate potentially subject to the exception, (iii) the identity of the Company employee(s) requesting such an exception be made, and (iv) the decision of the independent directors, including the directors' rationale as to why the exception is or is not in the best interest of the Company. 3. Supplement the Company's Vendor Referral Policy with the following provisions, which will be in effect for a period of five years: i. Prohibit the hiring of any vendor that is subject to a known Request from or on behalf of a Public Official; ii. Ensure that the approval process in Section 3.3 of the Employment and Vendor referral policies shall not apply in these circumstances, with the exception of circumstances in which the Executive Vice President responsible ’ “ ” ’ t ’ l ’ ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 43 of 49 PageID #:4505

for the Supply function and the Executive Vice President, Compliance, Audit & Risk, jointly determine that the vendor is a necessary source of critical electric or gas system components or services whose absence could impair system reliability and report the exception to Exelon's independent directors; and to the extent that the Company believes that it is in its best interest to make any other exception to this Policy, the exception must be approved by a majority of Exelon's independent directors; iii. Independent directors' discussion and findings shall be memorialized in the board minutes with respect to each exception considered, including but not limited to: (i) the identity of the Public Official making the Request, (ii) the identity of the vendor potentially subject to the exception, (iii) the identity of the Company employee(s) requesting such an exception be made, and (iv) the decision of the independent directors, including the rationale as to why the exception is or is not in the best interest of the Company. 4. At the end of the five-year period, the Board must reassess and affirmatively determine whether the risks related to such conduct outweigh any potential benefit. Based on the Board's evaluation, it may then decide to keep the prohibitions in place or to modify them. 5. Add a provision to both the Employment and Vendor Referral Policies that a Request from a lobbyist or a political consultant is deemed to come from a Public Official. 6. Add a provision to both the Employment and Vendor Referral Policies providing that where it is reasonable to believe that an Employment or Vendor Request originates from a Public Official, employees fielding any such request must: (i) conduct a reasonable inquiry as to whether the Request actually stems from a Public Official and is therefore prohibited, and (ii) report the Request to Compliance, Audit & Risk so it may consider whether to also conduct its own inquiry. 7. Add a provision to both the Employment and Vendor Referral Policies requiring lobbyists and political consultants to report all Requests from Public Officials. 8. Add a provision to both the Employment and Vendor Referral Policies requiring: (i) any candidate for employment and (ii) any potential vendor, to attest in writing that, to the candidate's or vendor's knowledge, no Public Official has affirmatively contacted the Company, either directly or indirectly, to Request the candidate or vendor be hired. 9. Clarify the precise scope of disqualification under Section 3.2.2 of both the Employee and Vendor Referral Policies and Section 3.2.3 of the Employee Referral Policy. 10. Change Section 2.3 of both the Employment and Vendor Referral Policies to read "Any Requests from Public Officials, their intermediaries or agents, or lobbyists ’ ’ ’ ’ t ’ ’ “ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 44 of 49 PageID #:4506

connected to them, for the Company to consider . . . [an employment or vendor candidate]." 11. Change Section 3.1.1 of both the Employment and Vendor Referral Policies to delete the words "acting on their behalf." 12. Institute a policy providing that the Company and its employees, officers, directors, lobbyists, or consultants may solicit political contributions to the Company's PACs, but the Company and its employees, officers, directors, lobbyists, or consultants are prohibited from soliciting political contributions from Company employees or officers on behalf of or to benefit any individual political campaigns and all non- Company PACs, on behalf of, or relating to, the Company and its subsidiaries, including solicitation via oral or written communication. 13. The Compliance and Audit Department, under the direction of the Executive Vice President for Compliance and Audit, shall also implement a documented process for monitoring any material discretionary budgets, including the discretionary budget of Exelon's CEO and the CEO of any subsidiary, to ensure that all expenditures are in compliance with the Code of Conduct and all applicable policies. The Executive Vice President for Compliance and Audit shall include the results of such findings in his/her annual reports to the Audit Committee and the Board. 14. Require that the Compliance and Audit Department analyze Exelon and its subsidiaries' political contributions in order to identify and adequately assess any potentially improper political contributions. The analysis should include, without limitation, comprehensive data identifying: (i) historical contributions by Exelon and all of its subsidiaries for the previous three (3) years to all applicable entities and/or person(s), including (a) a list of the applicable entities and person(s) that received funds, and (b) the net amount of funds each entity or person received from Exelon and/or its subsidiaries; (ii) all contributions by Exelon and all of its subsidiaries during the last twelve (12) months; and (iii) the affiliation between organizations and various political figures. A summary of such reports shall be presented to the Corporate Governance Committee (or to the Committee designated to oversee compliance-related lobbying risks) and the full Board at least biannually. B. Compliance Related Reforms 1. Increased Board oversight of lobbying and political activity, including: i. Designating an existing Board Committee to be specifically responsible for overseeing lobbying and political activity, including legislative efforts and ongoing relationships with key Public Officials and their allies (and amend Committee charter to that effect); ii. In addition to the quarterly reports the Board receives regarding political requests, the designated Committee and the full Board shall receive, review .” “ ” ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 45 of 49 PageID #:4507

and approve periodic reports from management concerning current and anticipated political and lobbying activities, including the identification of key Public Officials championing or opposing key legislation and how the Company is interacting with those individuals; iii. The Board shall receive and approve a semi-annual submission from Government Affairs setting forth the legislative and lobbying strategy for each subsidiary; iv. Increased oversight and responsibility by ComEd's Board, including the creation of a committee at the ComEd subsidiary level specifically tasked with overseeing compliance-related issues, in coordination with Exelon's overall compliance function; and v. The Board Responsibility and Role section of the Company's Corporate Governance Principles shall be revised to add the following highlighted language: "The Board's responsibilities include, but are not limited to, oversight of the Company's development and execution of strategy and long- term business plan; business operations and performance, including safety and reliability; capital structure and capital allocation, including financing and investments; enterprise risks, including commodity markets, market design, enterprise security (physical and cyber), operating risks, and financial performance; executive compensation; corporate citizenship, including sustainability and environmental stewardship, reputation, social responsibility, and ethical business practices; the lobbying, political contributions, and political activities of Exelon and its subsidiaries; and governance practices." 2. Implement policies to ensure any alleged misconduct is handled properly, including: i. Policy regarding the classification of internal investigations that sets forth which investigations should be conducted by independent outside counsel; the existence of an investigation by independent outside counsel does not preclude regular counsel from also advising the Company regarding such matters. The types of investigations which must be handled by independent outside counsel should include, without limitation: (i) Investigations concerning any alleged misconduct by any officer, director, or employee with the authority to direct or retain regular outside counsel; and (ii) Investigations concerning allegations of systemic corporate misconduct or criminal misconduct by the Company. ii. For purposes of internal investigations, the policy should define "Independent Outside Counsel" as counsel who has no actual or perceived reason to act in any way other than in the best interests of the Company, is independent from both the Company and/or management, would be considered independent under Delaware General Corporation Law, and is determined to be ’ ’ ’ “ ’ ’ ” “ ” Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 46 of 49 PageID #:4508

independent by and subject to Board approval; the policy should clarify that one or more independent law firms could conduct subsequent investigations for the Company, so long as the firms are otherwise independent. iii. Policy requiring any individuals who are involved in or overseeing an investigation have absolutely no involvement in the underlying issues or facts being investigated (e.g., from a separate subsidiary or hired after alleged misconduct). iv. Policy setting forth a standard pursuant to which a complaint or matter under investigation is "substantiated or unsubstantiated," such as the preponderance of the evidence standard. v. Policy setting forth which types of investigations must be reported to the Audit Committee and the Board. 3. Convert Exelon's existing "Clawback Policy" in the Corporate Governance Principles (Approved July 26, 2022) into a separate, standalone policy. C. Disclosures 1. Enhanced disclosure regarding the Board's oversight of the Company's legislative activity, pursuant to additional written policies to be implemented by the Disclosure Committee. D. Outside Audit Review 1. An outside audit review of the compliance program and culture at the Company, including the Company's and its subsidiaries' internal controls with respect to lobbying and political activity, will be conducted by independent counsel and overseen by a special committee of independent members of the Board who were not on the Board at the time of misconduct, and granted with authority to oversee implementation of recommended changes. To the extent that an independent entity (such as the Illinois Commerce Commission) is conducting an independent audit of Exelon's compliance program, the Board may determine that such investigation fulfills this requirement so long as: (i) it is conducted by an independent entity or independent outside counsel; and (ii) the Company's response and/or participation in the investigation is overseen by independent directors. E. Management-Related Corporate Therapeutics 1. Alignment of executive compensation with the Company's compliance with legal and ethical obligations, including the implementation of a negative modifier for failure to achieve certain compliance-related key performance indicators. “ ” ’ “ ” ’ ’ ’ ’ ’ ’ ’ Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 47 of 49 PageID #:4509

2. The independent members of the Board approved the Compensation Committee's recommendation to reduce the payout of Chris Crane's 2020-2022 performance share award by $4,249,809, an adjustment intended to reflect the impact to Mr. Crane's performance share payout if the corporate fine paid in connection with the 2020 deferred prosecution agreement entered into by Exelon subsidiary Commonwealth Edison Company had been taken into account in the financial performance calculations for 2020 that were used to determine that payout. The independent directors believe this adjustment is appropriate because Mr. Crane was serving as CEO of Exelon, Commonwealth Edison's parent, at the time the conduct described in Commonwealth Edison's deferred prosecution agreement occurred. Except as noted in this paragraph, the Company shall not take any further action, including but not limited to filing any clawback action or other litigation, against Mr. Crane related to the conduct in the DPA. The SLC determined that the adjustment to Crane's compensation, and conclusion with respect to no additional claims against Crane, are in the best interests of Exelon, and the IRC agrees with and accepts that recommendation. 3. To the extent the Company previously withheld compensation from Anne Pramaggiore or Fidel Marquez, the Company should retain those funds and not pay those funds to Ms. Pramaggiore or Mr. Marquez. 4. By operation of law and pursuant to the terms in the Stipulation and Agreement of Settlement ("Stipulation"), including Paragraphs 1.23, 6.3, 6.4, the Company has the sole and exclusive right to pursue certain claims against Ms. Pramaggiore, Mr. Marquez, and/or Mr. Hooker. The Company shall, in its discretion, determine whether the pursuit of such claims is in the best interests of the Company at a later date, including after final adjudication of the action styled United States of America v. McClain, et al., Case No. 1:20-cr-00218 (NDIL) and any related appeals or cases. By operation of law and the terms and effect of the Stipulation, shareholders of Exelon may not assert any non-released claims derivatively on behalf of Exelon. 5. The Company shall not file any clawback action or other litigation against Messrs. Joseph Dominguez and William Von Hoene related to the conduct in the DPA, or against any other director, officer, or employee of Exelon or of any subsidiary unless otherwise permitted by the terms of the Stipulation. This determination is deemed by the SLC and the IRC to be in the best interests of Exelon and its shareholder. F. Board Composition Reforms 1. Increase the size of the Board to appoint three new independent directors, each of whom shall be consented to by the SLC and IRC.1 2. Two members of the current Board will leave by the 2024 annual meeting: 1 As of the date of the signing of the Stipulation, two of the three new independent directors have been appointed. tt ’ ’ ’ ’ ’ ’ “ ” 1 1 Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 48 of 49 PageID #:4510

i. Ann Berzin will not seek reelection at the 2023 annual meeting. Ms. Berzin will be replaced by one new independent director with expertise in corporate ethics, management integrity, and compliance issues and who shall be approved by the SLC. ii. Anthony Anderson will not seek reelection at the 2024 annual meeting. Mr. Anderson may remain as Chair of the Corporate Governance Committee of the Board until that time. 3. Linda Jojo will roll off as the Chair of the Compensation Committee following the 2023 annual meeting, to be replaced by Marjorie Rodgers Cheshire. Ms. Jojo may remain on the Board thereafter and may hold any leadership positions on any other committees of the Board. 4. John Young will remain the Non-Executive Chair of the Board until the 2025 annual meeting, after which a new Non-Executive Chair of the Board will be appointed. Mr. Young may remain on the Board thereafter and may hold any leadership positions on committees of the Board, other than as the Chair of the Board. Between the 2024 annual meeting and the 2025 annual meeting, Mr. Young may serve as the Chair of the Corporate Governance Committee. Case: 1:21-cv-03611 Document #: 220-1 Filed: 10/21/24 Page 49 of 49 PageID #:4511